EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO RULES 13a-14 AND 15d-14
OF THE SECURITIES EXCHANGE ACT OF 1934
(Section 302 of the Sarbanes-Oxley Act of 2002)

I, Stanislaw R. Burzynski, certify that:

1.              I have reviewed this quarterly report on Form 10-Q of Burzynski Research Institute, Inc. (“BRI”);

2.              Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.              Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of BRI as of, and for, the periods presented in this quarterly report;

4.              I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for BRI and have:

(a)         Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to BRI is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)         Designated such internal control over financial reporting, or caused such internal control over financial reporting to be designated under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)          Evaluated the effectiveness of BRI’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

(d)         Disclosed in this quarterly report any change in BRI’s internal control over financial reporting that occurred during BRI’s most recent fiscal quarter (BRI’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, BRI’s internal control over financial reporting; and

5.              I have disclosed, based on our most recent evaluation of internal control over financial reporting, to BRI’s auditors and the audit committee of BRI’s board of directors (or persons performing the equivalent functions of an audit committee):

(a)         All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect BRI’s ability to record, process, summarize and report financial information; and

(b)         Any fraud, whether or not material, that involves management or other employees who have a significant role in BRI’s internal control over financial reporting.

Date: July 15, 2016	/s/ Stanislaw R. Burzynski
Stanislaw R. Burzynski,
President and Chairman of the Board of Directors
(Principal Executive Officer)